Exhibit 10.01

THIS SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON (1) THE EXEMPTION PROVIDED BY SECTION 4(a)(2) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR (2) THE EXEMPTION TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO RULE 903 OF REGULATION S (“REGULATION S”) PROMULGATED UNDER THE SECURITIES ACT  THIS OFFERING IS BEING MADE ONLY TO ACCREDITED INVESTORS OR TO NON-U.S. PERSONS PURSUANT TO RULE 903 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT.  NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION  D OR REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.
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SUBSCRIPTION AGREEMENT
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THIS SUBSCRIPTION AGREEMENT (this “Subscription”) has been executed by Pegasi Energy Resources Corporation, a corporation organized under the laws of the State of Nevada (hereinafter referred to as the “Company”) and the purchaser set forth in the Omnibus Signature Page (the “Signature Page”) attached hereto (the “Purchaser”) in connection with the private placement of up to a maximum of $4,999,999.50 of units (“Units”) (the “Maximum Offering”), each Unit consisting of (i) two common shares of the Company, par value $0.001 per share (the “Common Stock”), and (ii) a Warrant to purchase one share of Common Stock (the “Warrants”). Each Warrant has an exercise price of $0.70 per share of Common Stock.  The Warrants will be exercisable for a period of three years from the date of issuance. The Securities (as defined hereinafter) being subscribed for pursuant to this Subscription have not been registered under the Securities Act.  The offer of the Securities and, if this Subscription is accepted by the Company, the sale of Securities, is being made in reliance upon Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act or Rule 903 of Regulation S promulgated under the Securities Act.  All dollar amounts in this Subscription are expressed in U.S. Dollars.  The Common Stock and Warrants are sometimes referred to collectively as the “Securities.”

The Units will be offered in a minimum principal amount of $50,000.  The Company reserves the right, in its discretion, to accept subscriptions for lesser amounts.

This Subscription is submitted by the undersigned in accordance with and subject to the terms and conditions described in this Subscription, the Second Amended and Restated Confidential Private Placement Memorandum of the Company dated on or about November 18, 2013, as amended and supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”).

The terms of the offering of the Units (“Offering”) are more completely described in the Memorandum and such terms are incorporated herein in their entirety.

The Purchaser hereby represents and warrants to, and agrees with the Company as follows:

ARTICLE 1
SUBSCRIPTION

Subscription

1.1           The undersigned Purchaser, as principal, hereby subscribes to purchase the amount of Units set forth on the Signature Page attached hereto, at an aggregate purchase price as set forth on the Signature Page (the “Subscription Funds”).

Minimum Subscription

1.2           A minimum of $50,000 of Units must be purchased by the Purchaser, unless a lower amount is agreed to by the Company, in its sole discretion.

Method of Payment

1.3           The Purchaser shall pay the Subscription Funds by delivering good funds in United States Dollars by way of wire transfer of funds to Sichenzia Ross Friedman Ference LLP, the escrow agent for this Offering (“Escrow Agent”).  The wire transfer instructions are as set forth in Exhibit B, attached hereto and made a part hereof.

           Upon receipt of the Subscription Funds and acceptance of this Subscription by the Company, the Company shall take up the Subscription Funds (the “Closing Date”) and issue to the Purchaser such number of Units represented by the amount of the accepted Subscription Funds.  The Purchaser and the Company acknowledge and agree that the initial closing of the Offering shall be at the Company’s discretion.

           The Purchaser acknowledges that the subscription for Units hereunder may be rejected in whole or in part by the Company in its sole discretion and for any reason, notwithstanding prior receipt by the Purchaser of notice of acceptance of such subscription.  The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription.  If this Subscription is rejected in whole, or the offering of Units is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription shall thereafter be of no further force or effect.  If this Subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription will continue in full force and effect to the extent this Subscription was accepted.

Term; Termination

1.4           The Offering will remain open until November 30, 2013, which may be extended to January 31, 2014 by the Company in its sole discretion (the “Offering Period”), unless the Offering is earlier terminated by the Company.  All funds received from the Purchaser that are not closed upon during the Offering Period will be returned without interest or offset, and this Subscription shall thereafter be of no further force or effect.

1.5           All funds received from the Purchaser will held in a non-interest-bearing escrow account by the Escrow Agent, pending the earlier of (a) completion of the Maximum Offering or (b) the end of the Offering Period.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Representations and Warranties

2.1           The Purchaser represents and warrants to the Company, with the intent that the Company will rely thereon in accepting this Subscription, that:

(a)
Accredited Investor or Non-U.S. Purchaser.  The Purchaser is either (i) an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and as set forth in Exhibit A-1 attached hereto and made a part hereof, or (ii) outside the United States when receiving and executing this Subscription Agreement and the Purchaser is not a U.S. Person as defined in Rule 902 of Regulation S promulgated under the Securities Act and as set forth in Exhibit A-2 attached hereto and made a part hereof;

(b)
Experience.  The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Securities;

(c)
Own Account.  The Purchaser is purchasing the Securities as principal for its own account, and, in the case of a Non-U.S. Person, not for the account or benefit of, directly or indirectly, any U.S. Person.  The Purchaser is purchasing the Securities for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser and has no plans to enter into any such agreement or arrangement. If the Purchaser is a Non-U.S. Person, such Purchaser has no intention to distribute either directly or indirectly any of the Units in the United States or to U.S. Persons;

(d)
Exemption.  The Purchaser understands that the offer and sale of the Units is not being registered under the Securities Act or any state securities laws and is intended to be exempt from registration provided by either (i) in the case of U.S. person, Rule 506 promulgated under Regulation D and/or Section 4(a)(2) of the Securities Act or (ii) in the case of a Non-U.S. Person, Rule 903 of Regulation S promulgated under Regulation S of the Securities Act;

(e)
Importance of Representations.  The Purchaser understands that the Units are being offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such safe harbor and the suitability of the Purchaser to acquire the Units;

(f)
No Registration.  The Securities have not been registered under the Securities Act or any state securities laws and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available (including, without limitation, under Rule 144 of the Securities Act, as such rule may be amended, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect (“Rule 144”)).  The Purchaser represents and warrants and hereby agrees that all offers and sales of the Units and the Securities shall be made only pursuant to such registration or to such exemption from registration;

(g)
Risk.  The Purchaser acknowledges that the purchase of the Units involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Units, including the total loss of its investment.  The Purchaser has adequate means of providing for its financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Units for an indefinite period of time;

(h)
Memorandum.  The Purchaser and its purchaser representatives, if any, have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(i)
Independent Investigation.  The Purchaser, in making the decision to purchase the Units subscribed for, has relied upon independent investigations made by it and its purchaser representatives, if any, and the Purchaser and such representatives, if any, have prior to any sale to it been given access and the opportunity to examine all material contracts and documents relating to this Offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this Offering.  The Purchaser and its advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Units (including, without limitation, the Memorandum) which have been requested.  The Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries;

(j)
No Recommendation or Endorsement.  The Purchaser understands that no federal, state or other regulatory authority has passed on or made any recommendation or endorsement of the Units.  Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription or the Memorandum.  Any representation to the contrary is a criminal offense;

(k)
No Representation. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in this Subscription and in the Memorandum;

(l)
No Tax, Legal, Etc. Advise. The Purchaser is not relying on the Company, any Placement Agent (as defined in the Memorandum) or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own advisers;

(m)
No Directed Selling Efforts.  If the Purchaser is a non-U.S. Person, the Purchaser has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Units; provided, however, that the Purchaser may sell or otherwise dispose of the Units pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(n)
No Plan or Scheme.  If the Purchaser is a non-U.S. Person, the Purchaser acknowledges that the statutory and regulatory basis for the exemption from U.S registration requirements claimed for the offer of the Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state or provincial securities laws;

(o)
The Purchaser.  The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription has been duly authorized by all necessary action, this Subscription has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription and make an investment in the Company, and represents that this Subscription constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Subscription will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(p)
No Advertisement or General Solicitation.  Purchaser acknowledges that it is not aware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(q)
Foreign Subscriber.  If the Purchaser is not a U.S. Person, such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Units; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units.  Such Purchaser’s subscription and payment for, and its continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction and

(r)
Short Sales and Confidentiality after the Date Hereof. The Purchaser covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it, will execute any “short sales” as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (“Short Sales”, which shall not be deemed to include the location and/or reservation of borrowable shares of common stock) during the period commencing at the time it first became aware of this Offering and ending at the time that the transactions contemplated by this Subscription are first publicly announced.  The Purchaser covenants that until such time as the transactions contemplated by this Subscription are publicly disclosed by the Company such Purchaser will maintain the confidentiality of the existence and terms of this Offering and the information included in this Subscription and the Memorandum.  The Purchaser acknowledges the positions of the Securities and Exchange Commission (“Commission”) set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.  Notwithstanding the foregoing, Purchaser makes no representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the Offering is publicly announced.  Notwithstanding the foregoing, if Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Units covered by this Subscription.

Survival

2.2           The representations and warranties of the Purchaser contained herein will be true at the date of execution of this Subscription by the Purchaser and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date and the delivery of the  Units.  The Purchaser agrees that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Units.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1           The Company, upon taking up and accepting this Subscription,  represents and warrants in all material respects to the Purchaser, with the intent that the Purchaser will rely thereon in making this Subscription, that:

(a)
Legality.  The Company has the requisite corporate power and authority to take up and accept this Subscription and to issue, sell and deliver the Units; this Subscription and the issuance, sale and delivery of the Units hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company; this Subscription and the Units have been duly and validly executed and delivered by and on behalf of the Company, and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally;

(b)
Proper Organization.  The Company and its subsidiaries (“Subsidiaries”) are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdiction of incorporation and are duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on their business, taken as whole;

(c)
No Legal Proceedings.  Except as disclosed in the Memorandum, there is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or to the knowledge of the Company, threatened, against or affecting the Company or its Subsidiaries, or any of their properties or assets, which might result in (i) a material adverse effect on the legality, validity or enforceability of this Subscription or the Units (collectively, the “Transaction Documents”), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”);

(d)
Non-Default.  Except as disclosed in the Memorandum, neither the Company nor any of its Subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound;

(e)	No Misleading Statements. The information provided by the Company to the Purchaser does not contain any untrue statement of a material fact or omit to state any material fact;

(f)
Absence of Non-Disclosed Facts.  There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser that has or could reasonably be expected to have a Material Adverse Effect;

(g)
Non-Contravention.  The acceptance of this Subscription and the consummation of the issuance of the Units and the transactions contemplated by this Subscription do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under the Articles of Incorporation or Bylaws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its properties or assets are bound, or any existing applicable decrees, judgment or order of any court, federal, state or provincial regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets;

(h)
Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws;

(i)
Issuance of the Units.  The Units are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, security interests, encumbrances, preemptive rights or other restrictions (collectively, “Liens”) imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Securities, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Warrants;

(j)
Capitalization.  The capitalization of the Company is as set forth in the Memorandum, which includes the number of shares of common stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents, except as set forth in the Memorandum.  Except as set forth in the Memorandum and as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of common stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of common stock.  Except as set forth in the Memorandum, the issuance and sale of the Units will not obligate the Company to issue shares of common stock or other securities to any Person (other than the Purchaser and other purchasers entering into a subscription substantially identical to this Subscription (collectively, the “Purchasers”)) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.  Except as disclosed in the Memorandum, there are no stockholders agreements, voting agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders;

(k)
Title to Assets.  The Company and its Subsidiaries have good and marketable title to the leasehold interest owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company and the Subsidiaries in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries is held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance;

(l)
Environmental Compliance.  The Company and its Subsidiaries are and have been in compliance in all material respects with all applicable federal, state and local laws, regulations and codes, in each case relating to pollution, protection of the environment or public health and safety (collectively, “Environmental Laws”).  There is no civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries pursuant to Environmental Laws which would reasonably be expected to have a Material Adverse Effect; and, to the knowledge of the Company, there are no past or present events, conditions, circumstances, activities, practices, incidents, agreements, actions or plans which may prevent compliance with, or which have given rise to or will give rise to liability under, Environmental Laws, that would reasonably be expected to have a Material Adverse Effect;

(m)
Transactions with Affiliates and Employees.  Except as set forth in the Memorandum, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company;

(n)
Internal Accounting Controls.  The Company and the Subsidiaries will maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company will establish disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms;

(o)
Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary;

(p)
No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act and non- “U.S. person” within the meaning of Rule 902 of Regulation S promulgated under the Securities Act; and

(q)
Foreign Corrupt Practices.  Neither the Company nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

Survival

3.2           The representations and warranties of the Company will be true and correct as of the Closing Date in all material respects and shall survive the Closing Date and the delivery of the Securities.

ARTICLE 4
COVENANTS OF THE COMPANY

Covenants of the Company

4.1           The Company covenants and agrees with the Purchaser that:

(a)
Filings.  The Company shall make all necessary filings in connection with the sale of the Securities as required by the laws and regulations of all appropriate jurisdictions and securities exchanges, including but not limited to “Form D” and “blue sky” filings;

(b)
Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers; and

(c)
Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

Survival

4.2           The covenants set forth in this Article shall survive the Closing Date for the benefit of the Purchaser.

ARTICLE 5
ISSUANCE OF SECURITIES

5.1           As soon as practicable after the Closing Date, the Company shall issue and deliver, or shall cause the issuance and delivery of, the Units in the name or names specified by the Purchaser purchased in the Offering.  Such Securities shall bear a legend in substantially the following form:

For U.S. Persons:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

For Non-U.S. Persons:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

5.2           The legend(s) set forth above shall be removed, and the Company shall issue a certificate without such legend to the transferee of the Securities represented thereby, if, unless otherwise required by state securities laws, (i) such Securities have been sold under an effective registration statement under the Securities Act, (ii) such Securities have been sold pursuant to a valid exemption under the Securities Act or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 5.

ARTICLE 6
CLOSING

Closing shall be effected through the delivery of the Subscription Funds by the Escrow Agent to the Company and the delivery of the Units purchased in the Offering by the Company to the Purchaser (or the Purchaser’s representative), together with a copy of this Subscription Agreement, duly executed.

ARTICLE 7
INDEMNIFICATION

Indemnification of the Company

7.1           The Purchaser agrees to indemnify and hold harmless the Company against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Purchaser to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Subscription, provided, however, that such indemnity, shall in no event exceed the net proceeds received by the Company from the Purchaser as a result of the sale of Securities to the Purchaser.

Indemnification of the Purchaser

7.2           The Company agrees to indemnify and hold harmless the Purchaser against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Subscription.

ARTICLE 8
GENERAL PROVISIONS

Governing Law

8.1           This Subscription shall be governed by and construed under the law of the State of New York without regard to its choice of law provision.  Any disputes arising out of, in connection with, or with respect to this Subscription, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated in a court of competent civil jurisdiction sitting in New York, New York and nowhere else.  The parties hereby consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested. The address for service of process shall be (a) to the Company, at 218 N. Broadway, Suite 204, Tyler, Texas 75702, Attn: CEO, and (b) to the Purchaser, at the address set forth on the Signature Page hereto, or, in each case, to such other address as each party shall subsequently furnish in writing to the other.  In any action, suit or proceeding brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waive forever trial by jury.

Successors and Assigns

8.2           This Subscription shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Execution by Counterparts and Facsimile

8.3           This Subscription may be executed in two or more identical counterparts, all of which shall be considered one and the same Subscription and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

Independent Legal Advice

8.4           The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Subscription and the transactions contemplated herein or have knowingly and willingly elected not to do so.

Severability

8.5           If any term, provision, covenant or restriction of this Subscription is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

Omnibus Signature Page

8.6           This Subscription Agreement is intended to be read and construed in conjunction with the other documents pertaining to the issuance by the Company of the Units to Purchasers.  Accordingly, it is hereby agreed that the execution by the Purchaser and the Company of this Subscription Agreement, in the place set forth herein, shall constitute an agreement to be bound by the terms and conditions of both this Subscription Agreement and the Registration Rights Agreement with the same effect as if both this Subscription Agreement and the Registration Rights Agreement were separately signed.

[Remainder of page intentionally left blank]

PEGASI ENERGY RESOURCES CORPORATION
OMNIBUS SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT
AND
REGISTRATION RIGHTS AGREEMENT

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of ___________ Units, at a cost of $0.90 per Unit.

Purchaser acknowledges receipt of the Second Amended and Restated Confidential Private Placement Memorandum of the Company dated on or about November 18, 2013.

Purchaser’s signature below constitutes execution of both the Subscription Agreement and the Registration Rights Agreement.

Date:  , 201__.

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

____________________________	____________________________
Print Name(s)	Social Security Number(s)

____________________________	____________________________
Signature(s) of Purchaser(s)	Signature

____________________________	____________________________
Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

____________________________	____________________________
Name of Partnership,	U.S. Federal Taxpayer Identification
Corporation, Limited	Number (if applicable)
Liability Company or Trust

By: ____________________________	____________________________
Name: Title:	State/Country of Organization

____________________________	____________________________
Date	Address

PLEASE SEND A COPY OF THE COMPLETED AND EXECUTIVE SUBSCRIPTION AGREEMENT (INCLUDING ACCREDITED INVESTOR OR REGULATION S QUESTIONNAIRE) TO:

Pegasi Energy Resources Corporation
218 N. Broadway, Suite 204
Tyler, Texas 75702
Contact: Jonathan Waldron, Chief Financial Officer
jcw@pegasienergy.com
(903) 595-4139

1

PEGASI ENERGY RESOURCES CORPORATION
OMNIBUS SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT
AND
REGISTRATION RIGHTS AGREEMENT

The Company’s signature below constitutes execution of both the Subscription Agreement and the Registration Rights Agreement.

ACCEPTED AND AGREED TO
this ___ day of ___________, 201__.

PEGASI ENERGY RESOURCES CORPORATION

By:______________________________
     Name:
Title:

2

EXHIBIT A-1 - ACCREDITED INVESTOR PAGE FOR U.S. PURCHASERS

The undersigned Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act by virtue of being (initial all applicable responses):

A small business investment company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958,
A business development company as defined in the Investment Company Act of 1940,
A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity,
An insurance company as defined in Section 2(13) of the Securities Act,
An investment company registered under the Investment Company Act of 1940,

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000,

A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940,
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000,

A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000.  For purposes of this Exhibit A-1, “net worth” means the excess of total assets at fair market value over total liabilities. For purposes of calculating net worth under this section, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this questionnaire, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D,

A natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years, and has a reasonable expectation of reaching the same income level in the current calendar year.  For purposes of this Exhibit A-1, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above. (Note: additional documentation may be requested).

___________________________________        __________________________________
Name of Purchaser (Print)                                            Name of Joint Purchaser (if any) (Print)

___________________________________       _________________________________
Signature of Purchaser                                                 Signature of Joint Purchaser (if any)
___________________________________       ________________
Capacity of Signatory (for entities)                            Date

EXHIBIT A-2 - REGULATION S PAGE FOR NON-U.S. PURCHASERS

The undersigned Purchaser (a “Reg S Person”) is not a U.S. Person as defined in Section 902 of Regulation S promulgated under the Securities Act, and hereby represents that the representations in paragraphs (1) through (9) are true and correct with respect to such Reg S Person.

(1)
Such Reg S Person acknowledges and warrants that (i) the issuance and sale to such Reg S Person of the Securities is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) it is not a “U.S. Person,” as such term is defined in Regulation S and herein, and is not acquiring the Securities for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions.  Such Reg S Person acknowledges that the offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(2)
Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Securities cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of six months from and after the Closing Date, unless such Securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available.  Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Securities.

(3)
Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the Securities and understands that the Company shall be required to refuse to register any transfer of Securities not made in accordance with applicable U.S. securities laws.

(4)
Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities. Such Reg S Person is purchasing the Securities as principal for its own account, for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser and has no plans to enter into any such agreement or arrangement.

(5)
Such Reg S Person is not an Affiliate of the Company nor is any Affiliate of such Reg S Person an Affiliate of the Company. An “Affiliate” is an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (each of the foregoing, a “Person”) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.  With respect to a Reg S Person, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Reg S Person will be deemed to be an Affiliate of such Reg S Person.

(6)
Such Reg S Person understands that the Securities have not been registered under the Securities Act or the securities laws of any state and are subject to substantial restrictions on resale or transfer.  The Securities are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(7)
Such Reg S Person acknowledges that the Securities may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available.  In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

(8)
Such Reg S Person represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the offering of the Securities, including: (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities.  Such Reg S person’s subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the jurisdiction of its residence.

(9)
Such Reg S Person makes the representations, declarations and warranties as contained in this Exhibit A-2 with the intent that the same shall be relied upon by the Company in determining its suitability as a purchaser of such Securities.

___________________________________        __________________________________
Name of Purchaser (Print)                                            Name of Joint Purchaser (if any) (Print)

___________________________________       _________________________________
Signature of Purchaser                                                Signature of Joint Purchaser (if any)

                                                                                         ________________
Capacity of Signatory (for entities)                           Date

EXHIBIT B - WIRE INSTRUCTIONS

Citibank
153 East 53rd Street
23rd Floor
New York, NY  10022

A/C of Sichenzia Ross Friedman Ference LLP (IOLA Account)

A/C#:                       4974921703
ABA#:                     021000089
SWIFT Code:         CITIUS33

REF: PEGASI ENERGY RESOURCES CORPORATION - [Insert the Name of Purchaser exactly as it appears on the Signature Page]